Exhibit 10.16a

                              AMENDMENT to LEVEL 3
                              EMPLOYMENT AGREEMENT


     This AMENDMENT (the "Amendment"), effective as of April 17, 2000, by and between PSS World Medical, Inc., a Florida corporation (the "Company"), and the officer of the Company whose signature appears below ("Executive"), amends that certain Employment Agreement, dated as of the date indicated below, by and between the Company and Executive, as heretofore amended (the "Employment Agreement").

     In consideration of the mutual promises and covenants herein contained, the parties hereto agree as follows:

     1. Section 3 of the Employment Agreement is hereby amended by adding the following sentence at the end thereof:

          "Notwithstanding the foregoing, if a Change of Control occurs the Employment Period shall be automatically extended through the later of (i) the third anniversary of the Change of Control, or (ii) the normal expiration of the then-current term, including any prior extensions."

     2. Section 6 of the Employment Agreement is hereby amended by deleting in its entirety the definition of Change of Control and substituting therefor the following:

          A "Change of Control" shall mean:

               (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 35% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (i) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (ii) any acquisition by any corporation pursuant to a transaction which complies with clauses (i),
          (ii) and (iii) of subsection (c) of this definition; or

               (b) Individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

               (c) Consummation of a reorganization,  merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 80% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be,
          (ii) no Person (excluding the Company or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 35% or more of the combined voting power of the then outstanding voting securities of such corporation resulting from such Business Combination except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

               (d) If Executive's employment responsibilities are primarily with Diagnostic Imaging, Inc., a disposition by the Company of a majority of the stock or substantially all of the assets of Diagnostic Imaging, Inc.; provided, however, that if Executive is offered and accepts a position with the Company or another subsidiary or division of the Company immediately following such disposition of Diagnostic Imaging, Inc., then a Change of Control shall not be deemed to have occurred by virtue of this subsection (d); or

               (e) If Executive's employment responsibilities are primarily with Gulf South Medical Supply, Inc., a disposition by the Company of a majority of the stock or substantially all of the assets of Gulf South Medical Supply, Inc.; provided, however, that if Executive is offered and accepts a position with the Company or another subsidiary or division of the Company immediately following such disposition of Gulf South Medical Supply, Inc., then a Change of Control shall not be deemed to have occurred by virtue of this subsection (e); or

               (f) If Executive's employment responsibilities are primarily with the Physician Sales & Service division of the Company, a disposition by the Company of substantially all of the assets of such division; provided, however, that if Executive is offered and accepts a position with the Company or another subsidiary or division of the Company immediately following such disposition of the Physician Sales & Service division, then a Change of Control shall not be deemed to have occurred by virtue of this subsection (f).

          3. Notwithstanding the foregoing, if, in the opinion of the Company's accountants, the foregoing amendments (or any portion thereof) would preclude the use of "pooling of interest" accounting treatment for a Change of Control transaction that (a) would otherwise qualify for such accounting treatment, and (b) is contingent upon qualifying for such accounting treatment, then such amendments (to the extent so determined to preclude such pooling of interests accounting treatment) will not be effective and the terms of the Employment Agreement will remain in effect as if such amendments (or portion thereof) had not been proposed.

          4. As amended hereby, the Employment Agreement, as heretofore amended, shall be and remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                 PSS WORLD MEDICAL, INC.


                                 By:        /s/ Patrick C. Kelly
                                    -----------------------------
                                    Patrick C. Kelly
                                    Chairman of the Board and CEO


                                 By:        /s/ David A. Smith
                                    -----------------------------
                                    David A. Smith
                                    Executive Vice President and CFO


                                 EXECUTIVE

                                 /s/ GARY A. CORLESS
                                 ------------------------------
                                 GARY A. CORLESS


                         Date of original Employment Agreement: April 1, 1998